UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 23, 2018 (February 21, 2018)

COMMUNITY HEALTH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15925	13-3893191
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4000 Meridian Boulevard

Franklin, Tennessee 37067

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 465-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i) Compensation Arrangements

On February 21, 2018, the Board of Directors (the “Board”) of Community Health Systems, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), met and approved the following compensation arrangements for the Company’s named executive officers, as reflected in the Company’s definitive proxy statement for its 2017 annual meeting of stockholders (other than Michael T. Portacci, the Company’s former division president, W. Larry Cash, the Company’s former president of financial services and chief financial officer, and David L. Miller, the Company’s former president and chief operating officer, all of whom are now retired), along with Thomas J. Aaron, the Company’s executive vice president and chief financial officer, Lynn T. Simon, M.D., the Company’s president of clinical operations and chief medical officer, and Benjamin C. Fordham, the Company’s executive vice president, general counsel and assistant secretary, who are expected to be included as named executive officers in our definitive proxy statement for our 2018 annual meeting of stockholders (collectively, the “Named Executive Officers”).

2018 Cash Incentive Compensation Targets

The Board approved performance goals for the Named Executive Officers for fiscal year 2018 under the Company’s 2004 Employee Performance Incentive Plan (the “Cash Incentive Plan”), with target opportunities as follows (expressed as a percentage of base salary):

Name and Position	Target Opportunity

Wayne T. Smith, Chairman and Chief Executive Officer	235%
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	130%
Tim L. Hingtgen, President and Chief Operating Officer	140%
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	115%
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	115%

In addition, each Named Executive Officer will have the opportunity to achieve an additional percentage of his or her base salary for the attainment of specific non-financial performance improvements up to a maximum of an additional 30% for Mr. Smith; 20% for Mr. Aaron; 25% for Mr. Hingtgen; and 10% for Dr. Simon and Mr. Fordham. Each Named Executive Officer will also have the opportunity to achieve an additional percentage of his or her base salary for overachievement of Company-level goals up to a maximum of an additional 35% for Messrs. Smith and Hingtgen and an additional 25% for Messrs. Aaron and Fordham and Dr. Simon.

The payments made to the Named Executive Officers under the Cash Incentive Plan in respect of fiscal 2017 incentive compensation targets will be set forth in the definitive proxy statement to be filed by the Company in connection with the Company’s 2018 annual meeting of stockholders.

2018 Base Salaries

The Board approved the following base salary amounts for the Named Executive Officers:

Name and Position	2018 Base Salary

Wayne T. Smith, Chairman and Chief Executive Officer	$1,600,000
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	$675,000
Tim L. Hingtgen, President and Chief Operating Officer	$900,000
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	$550,000
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	$561,000

Long-Term Incentive Compensation – Equity Awards

Pursuant to the Company’s Amended and Restated 2009 Stock Option and Award Plan (the “Stock Plan”), the Board approved the following equity grants to the Named Executive Officers, effective March 1, 2018 (the “grant date”):

Name and Position	Performance- Based Restricted Shares	Time-Vesting Restricted Stock

Wayne T. Smith, Chairman and Chief Executive Officer	105,000	105,000
Thomas J. Aaron, Executive Vice President and Chief Financial Officer	50,000	50,000
Tim L. Hingtgen, President and Chief Operating Officer	75,000	75,000
Lynn T. Simon, M.D., President of Clinical Operations and Chief Medical Officer	35,000	35,000
Benjamin C. Fordham, Executive Vice President, General Counsel and Assistant Secretary	35,000	35,000

The number of performance-based restricted shares granted to each Named Executive Officer is subject to the attainment of certain performance objectives during the three-year period beginning January 1, 2018 and ending December 31, 2020, with the ultimate number of shares vesting in respect of such awards after such three-year period ranging from 0% to 200% of the shares set forth above based on the level of achievement of such performance objectives.

In addition, the time-vesting restricted stock vests ratably over three years, beginning on the first anniversary of the grant date.

(ii) Changes in Designation of Certain Executive Officers

On February 21, 2018, the Board of Directors of the Company designated Beryl O. Ramsey as an executive officer of the Company in conjunction with her promotion to division president. Ms. Ramsey has been overseeing the operations of the Company’s affiliated hospitals in one of its operating divisions on an interim basis following the retirement of one of its division presidents.

Ms. Ramsey, age 59, joined the Company in September 2015 as a vice president of division operations, supporting operations in affiliated hospitals in one of the Company’s operating divisions. In her role as division president, she oversees the operations of affiliated hospitals in Alaska, Arizona, Arkansas, Louisiana, Missouri, New Mexico, Oklahoma, and Texas. Ms. Ramsey has more than 25 years of for-profit and non-profit healthcare leadership experience. From 2009 until August 2015, Ms. Ramsey was a senior vice president at Houston Methodist, a non-profit health system comprised of a leading academic medical center in the Texas Medical Center and six community hospitals serving the Greater Houston, Texas area, where she also served as chief executive officer of Houston Methodist Willowbrook Hospital, a 312-bed full-service acute care hospital serving northwest Houston. Prior to that, Ms. Ramsey held chief executive officer and other senior management positions with various for-profit and non-profit hospitals in Texas and Louisiana, including 11 years with another hospital management company. She holds a master’s degree in business administration from The University of Houston and is a Fellow of the American College of Healthcare Executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2018	COMMUNITY HEALTH SYSTEMS, INC. (Registrant)

	By:	/s/ Wayne T. Smith
Wayne T. Smith
Chairman of the Board and Chief Executive Officer (principal executive officer)